                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to
         Section 240.14a-12

                            VAN KAMPEN EXCHANGE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     / / Fee paid previously with preliminary materials.

                                --  MAY 2006  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                             EXCHANGE FUND PARTNERS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
   Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY AM I RECEIVING THIS
       PROXY STATEMENT?

A      This is the Annual Meeting
of Partners. You are being asked to vote on a proposal to elect ten nominees for Managing General Partners.

Q      WILL MY VOTE MAKE
       A DIFFERENCE?

A      Yes, your vote is important
and will make a difference. We encourage all Partners to participate in the governance of their Fund.

Q      HOW DO THE MANAGING
       GENERAL PARTNERS OF THE FUND SUGGEST THAT I VOTE?

A      They recommend that you
vote "For All" of the nominees on the enclosed proxy card.

Q      HOW DO I VOTE MY PROXY?

A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q      WHOM DO I CALL IF I
       HAVE QUESTIONS?

A      Please call Van Kampen's
Client Relations Department at 1-800-341-2808 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our web site at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us".

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF MANAGING GENERAL PARTNERS - mark "For All," "Withhold" or "For All Except."

To withhold authority to vote for one or more nominees, check "For All Except" and write the nominee's name on the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[X]  PLEASE MARK    PROXY
     VOTES AS IN
     THIS EXAMPLE

                            VAN KAMPEN EXCHANGE FUND
                           ANNUAL MEETING OF PARTNERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                       FOR
                                    FOR                ALL
                                    ALL    WITHHOLD  EXCEPT
     To vote to elect ten           [ ]      [ ]       [ ]
     Managing General Partners
     to serve until their
     respective successors are
     duly elected and qualified:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for one or more nominee
     check "For All Except" and write the nominee's name on
     the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Partner sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2808

                          NOTICE OF ANNUAL MEETING OF
                                    PARTNERS

                            TO BE HELD JUNE 23, 2006

  Notice is hereby given to the Partners of the Van Kampen Exchange Fund, a California limited partnership ("Fund"), that the Annual Meeting of Partners (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 23, 2006 at 10:30 a.m. for the following purposes:

    1. To elect ten Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Partners of record at the close of business on May 12, 2006 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By Order of the Managing General Partners



                              Lou Anne McInnis,
                              Assistant Secretary

May 19, 2006

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2808 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  PARTNERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for Managing General Partner listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2808

                           ANNUAL MEETING OF PARTNERS

                                 JUNE 23, 2006

------------------------------------------------------------------------------
                                  INTRODUCTION
------------------------------------------------------------------------------

  This Proxy Statement is furnished in connection with the solicitation by the Managing General Partners of Van Kampen Exchange Fund, a California limited partnership (the "Fund"), of proxies to be voted at the Annual Meeting of Partners, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 23, 2006 at 10:30 a.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 24, 2006.

  Participating in the Meeting are holders of units of partnership interest (collectively, the "Shares") of the Fund. The purpose of the Meeting is to permit the holders of the Fund's Shares to elect ten Managing General Partners.

  The Managing General Partners have fixed the close of business on May 12, 2006 as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2808 (TDD USERS MAY CALL (800) 421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  At the close of business on May 12, 2006, there were issued and outstanding 177,361 Shares of the Fund.

VOTING

  With respect to the election of Managing General Partners, those persons receiving the highest number of votes "For," cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of Partners or until their successors are elected and qualified.

  The Managing General Partners recommend that you cast your vote "FOR ALL" of the nominees for Managing General Partner of the Fund listed in the Proxy Statement.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" the proposal as to which they are entitled to be voted. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners indicates that instructions have not been received from the beneficial owners and the nominee does not exercise discretionary authority (a so-called "broker non-vote"), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter (or matters) as to which the nominee has not voted. With respect to the election of Managing General Partners, abstentions and broker non-votes are disregarded since only votes "For" are considered in determining those persons receiving the highest number of votes "For." A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by recording later dated voting instructions via the internet or automated telephone or by attending the Meeting and voting in person.

  The Fund knows of no business other than the election of Managing General Partners that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Asset Management serves as investment adviser to the Fund (the "Adviser"). The principal address of the Adviser is 1221 Avenue of the Americas, New York, New York 10020. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $111 billion in assets under management or supervision as of April 30, 2006. Van Kampen is a wholly owned subsidiary of Morgan Stanley.

------------------------------------------------------------------------------
               PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS
------------------------------------------------------------------------------

NOMINATION OF MANAGING GENERAL PARTNERS

  Ten Managing General Partners are to be elected, each to serve until the next annual meeting of Partners or until a successor is elected and qualified. If an incumbent Managing General Partner is not reelected, he shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the partnership agreement. At the time of his/her election, each Managing General Partner was required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner.

          INFORMATION REGARDING MANAGING GENERAL PARTNERS AND NOMINEES

                    FOR ELECTION AS MANAGING GENERAL PARTNER

The business and affairs of the Fund are managed under the direction of the Fund's Managing General Partners. The tables below list the incumbent Managing General Partners, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with Van Kampen Investments, the Adviser, Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Proxy Statement. Managing General Partners serve one year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

INCUMBENT INDEPENDENT MANAGING GENERAL PARTNERS:

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER
 David C. Arch (60)           Managing     Managing    Chairman and Chief Executive Officer       67
 Blistex Inc.                 General      General     of Blistex Inc., a consumer health
 1800 Swift Drive             Partner      Partner     care products manufacturer. Director
 Oak Brook, IL 60523                       since 1998  of the Heartland Alliance, a
                                                       nonprofit organization serving human
                                                       needs based in Chicago. Director of
                                                       St. Vincent de Paul Center, a Chicago
                                                       based day care facility serving the
                                                       children of low income families.
                                                       Board member of the Illinois
                                                       Manufacturers' Association.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER
 David C. Arch (60)           Trustee/Director/Managing General
 Blistex Inc.                 Partner of funds in the Fund
 1800 Swift Drive             Complex.
 Oak Brook, IL 60523

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER



 Jerry D. Choate (67)         Managing     Managing    Prior to January 1999, Chairman and       65+
 33971 Selva Road             General      General     Chief Executive Officer of the
 Suite 130                    Partner      Partner     Allstate Corporation ("Allstate") and
 Dana Point, CA 92629                      since 2003  Allstate Insurance Company. Prior to
                                                       January 1995, President and Chief
                                                       Executive Officer of Allstate. Prior
                                                       to August 1994, various management
                                                       positions at Allstate.
 Rod Dammeyer (65)            Managing     Managing    President of CAC, L.L.C., a private        67
 CAC, L.L.C.                  General      General     company offering capital investment
 4350 LaJolla Village Drive   Partner      Partner     and management advisory services.
 Suite 980                                 since 1998  Prior to February 2001, Vice Chairman
 San Diego, CA 92122-6223                              and Director of Anixter
                                                       International, Inc., a global
                                                       distributor of wire, cable and
                                                       communications connectivity products.
                                                       Prior to July 2000, Managing Partner
                                                       of Equity Group Corporate Investment
                                                       (EGI), a company that makes private
                                                       investments in other companies.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER



 Jerry D. Choate (67)         Trustee/Director/Managing General
 33971 Selva Road             Partner of funds in the Fund
 Suite 130                    Complex. Director of Amgen Inc., a
 Dana Point, CA 92629         biotechnological company, and
                              Director of Valero Energy
                              Corporation, an independent
                              refining company.

 Rod Dammeyer (65)            Trustee/Director/Managing General
 CAC, L.L.C.                  Partner of funds in the Fund
 4350 LaJolla Village Drive   Complex. Director of Quidel
 Suite 980                    Corporation, Stericycle, Inc.,
 San Diego, CA 92122-6223     Ventana Medical Systems, Inc. and
                              GATX Corporation, and Trustee of
                              The Scripps Research Institute.
                              Prior to January 2005, Trustee of
                              the University of Chicago
                              Hospitals and Health Systems.
                              Prior to April 2004, Director of
                              TheraSense, Inc. Prior to January
                              2004, Director of TeleTech
                              Holdings Inc. and Arris Group,
                              Inc. Prior to May 2002, Director
                              of Peregrine Systems Inc. Prior to
                              February 2001, Director of IMC
                              Global Inc.

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER
 Linda Hutton Heagy (57)      Managing     Managing    Managing Partner of Heidrick &            65+
 Heidrick & Struggles         General      General     Struggles, an executive search firm.
 233 South Wacker Drive       Partner      Partner     Trustee on the University of Chicago
 Suite 7000                                since 2003  Hospitals Board, Vice Chair of the
 Chicago, IL 60606                                     Board of the YMCA of Metropolitan
                                                       Chicago and a member of the Women's
                                                       Board of the University of Chicago.
                                                       Prior to 1997, Partner of Ray &
                                                       Berndtson, Inc., an executive
                                                       recruiting firm. Prior to 1996,
                                                       Trustee of The International House
                                                       Board, a fellowship and housing
                                                       organization for international
                                                       graduate students. Prior to 1995,
                                                       Executive Vice President of ABN AMRO,
                                                       N.A., a bank holding company. Prior
                                                       to 1990, Executive Vice President of
                                                       The Exchange National Bank.



 R. Craig Kennedy (54)        Managing     Managing    Director and President of the German      65+
 1744 R Street, N.W.          General      General     Marshall Fund of the United States,
 Washington, D.C. 20009       Partner      Partner     an independent U.S. foundation
                                           since 2003  created to deepen understanding,
                                                       promote collaboration and stimulate
                                                       exchanges of practical experience
                                                       between Americans and Europeans.
                                                       Formerly, advisor to the Dennis
                                                       Trading Group Inc., a managed futures
                                                       and option company that invests money
                                                       for individuals and institutions.
                                                       Prior to 1992, President and Chief
                                                       Executive Officer, Director and
                                                       member of the Investment Committee of
                                                       the Joyce Foundation, a private
                                                       foundation.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER
 Linda Hutton Heagy (57)      Trustee/Director/Managing General
 Heidrick & Struggles         Partner of funds in the Fund
 233 South Wacker Drive       Complex.
 Suite 7000
 Chicago, IL 60606



 R. Craig Kennedy (54)        Trustee/Director/Managing General
 1744 R Street, N.W.          Partner of funds in the Fund
 Washington, D.C. 20009       Complex.

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER



 Howard J Kerr (70)           Managing     Managing    Prior to 1998, President and Chief         67
 14 Huron Trace               General      General     Executive Officer of Pocklington
 Galena, IL 61036             Partner      Partner     Corporation, Inc., an investment
                                           since 1998  holding company. Director of the
                                                       Marrow Foundation.



 Jack E. Nelson (70)          Managing     Managing    President of Nelson Investment            65+
 423 Country Club Drive       General      General     Planning Services, Inc., a financial
 Winter Park, FL 32789        Partner      Partner     planning company and registered
                                           since 2003  investment adviser in the State of
                                                       Florida. President of Nelson Ivest
                                                       Brokerage Services Inc., a member of
                                                       the NASD, Securities Investors
                                                       Protection Corp. and the Municipal
                                                       Securities Rulemaking Board.
                                                       President of Nelson Sales and
                                                       Services Corporation, a marketing and
                                                       services company to support
                                                       affiliated companies.



 Hugo F. Sonnenschein (65)    Managing     Managing    President Emeritus and Honorary            67
 1126 E. 59th Street          General      General     Trustee of the University of Chicago
 Chicago, IL 60637            Partner      Partner     and the Adam Smith Distinguished
                                           since 1998  Service Professor in the Department
                                                       of Economics at the University of
                                                       Chicago. Prior to July 2000,
                                                       President of the University of
                                                       Chicago. Trustee of the University of
                                                       Rochester and a member of its
                                                       investment committee. Member of the
                                                       National Academy of Sciences, the
                                                       American Philosophical Society and a
                                                       fellow of the American Academy of
                                                       Arts and Sciences.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER



 Howard J Kerr (70)           Trustee/Director/Managing General
 14 Huron Trace               Partner of funds in the Fund
 Galena, IL 61036             Complex. Director of the Lake
                              Forest Bank & Trust.



 Jack E. Nelson (70)          Trustee/Director/Managing General
 423 Country Club Drive       Partner of funds in the Fund
 Winter Park, FL 32789        Complex.



 Hugo F. Sonnenschein (65)    Trustee/Director/Managing General
 1126 E. 59th Street          Partner of funds in the Fund
 Chicago, IL 60637            Complex. Director of Winston
                              Laboratories, Inc.

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER



 Suzanne H. Woolsey, Ph.D.    Managing     Managing    Chief Communications Officer of the       65+
 (64)                         General      General     National Academy of Sciences/National
 815 Cumberstone Road         Partner      Partner     Research Council, an independent,
 Harwood, MD 20776                         since 2003  federally chartered policy
                                                       institution, from 2001 to November
                                                       2003 and Chief Operating Officer from
                                                       1993 to 2001. Director of the
                                                       Institute for Defense Analyses, a
                                                       federally funded research and
                                                       development center, Director of the
                                                       German Marshall Fund of the United
                                                       States, Director of the Rocky
                                                       Mountain Institute and Trustee of
                                                       Colorado College. Prior to 1993,
                                                       Executive Director of the Commission
                                                       on Behavioral and Social Sciences and
                                                       Education at the National Academy of
                                                       Sciences/National Research Council.
                                                       From 1980 through 1989, Partner of
                                                       Coopers & Lybrand.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER



 Suzanne H. Woolsey, Ph.D.    Trustee/Director/Managing General
 (64)                         Partner of funds in the Fund
 815 Cumberstone Road         Complex. Director of Fluor Corp.,
 Harwood, MD 20776            an engineering, procurement and
                              construction organization, since
                              January 2004 and Director of
                              Neurogen Corporation, a
                              pharmaceutical company, since
                              January 1998.

INCUMBENT INTERESTED MANAGING GENERAL PARTNER:

                                                                                                                NUMBER OF
                                                                                                              FUNDS IN FUND
                                            TERM OF                                                              COMPLEX
                                           OFFICE AND                                                          OVERSEEN BY
                              POSITION(S)  LENGTH OF                                                            MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                   GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                                       PARTNER






 Wayne W. Whalen* (66)        Managing     Managing    Partner in the law firm of Skadden, Arps, Slate,            67
 333 West Wacker Drive        General      General     Meagher & Flom LLP, legal counsel to certain funds in
 Chicago, IL 60606            Partner      Partner     the Fund Complex.
                                           since 1998


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER






 Wayne W. Whalen* (66)        Trustee/Director/
 333 West Wacker Drive        Managing General
 Chicago, IL 60606            Partner of funds in
                              the Fund Complex.
                              Director of the
                              Abraham Lincoln
                              Presidential
                              Foundation.

---------------
* Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.
+ It is anticipated that nominee also is to be nominated to join the Board of Trustees of each of Van Kampen Senior Income Trust at its Annual Meeting of Shareholders and Van Kampen Senior Loan Fund at its Special Meeting of Shareholders; thus, if elected to the Fund and Van Kampen Senior Income Trust and Van Kampen Senior Loan Fund, the nominee for Trustee would oversee 67 funds in the Fund Complex.

REMUNERATION OF MANAGING GENERAL PARTNERS

  The compensation of the Managing General Partners who are affiliated persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Adviser or Van Kampen is paid by the respective affiliated entity. The funds in the Fund Complex, including the Fund, pay each Managing General Partner who is not an affiliated person of the Adviser or Van Kampen an annual retainer and meeting fees. Each fund in the Fund Complex, other than the Fund, offers a retirement plan to trustees who are not affiliated persons of the Adviser or Van Kampen. Under the retirement plan of each fund, each eligible trustee who has at least ten years of service for a fund (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60 is eligible to receive a retirement benefit from such fund equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Each fund in the Fund Complex, other than the Fund, offers deferred compensation arrangements to trustees who are not affiliated persons of the Adviser or Van Kampen. Under the deferred compensation plan of each fund, each eligible trustee can elect to defer receipt of all or a portion of the fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to funds in the Fund Complex selected by the trustee. The deferred compensation plans are not funded and obligations thereunder represent general unsecured claims against the general assets of the funds.

  Additional information on compensation and benefits for Managing General Partners is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund's most recent fiscal year ended December 31, 2005, the Fund Complex's most recently completed calendar year ended December 31, 2005 or the date of this Proxy Statement.

                            2005 COMPENSATION TABLE

                                                                FUND COMPLEX
                                              ------------------------------------------------
                                                 AGGREGATE
                                                 PENSION OR                          TOTAL
                                                 RETIREMENT        AGGREGATE     COMPENSATION
                                AGGREGATE         BENEFITS         ESTIMATED        BEFORE
                               COMPENSATION       ACCRUED           ANNUAL       DEFERRAL FROM
                                 FROM THE        AS PART OF      BENEFITS UPON       FUND
           NAME(1)               FUND(2)      FUND EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
           -------             ------------   ----------------   -------------   -------------
INDEPENDENT MANAGING GENERAL
  PARTNERS:
David C. Arch................     $1,848          $ 40,874         $105,000        $222,935
Jerry D. Choate..............      1,844            95,781           92,000         199,799
Rod Dammeyer.................      1,848            73,108          105,000         222,935
Linda Hutton Heagy...........      2,049            29,065          100,000         214,425
R. Craig Kennedy.............      2,049            20,314          100,000         214,425
Howard J Kerr................      1,848           158,695          103,750         222,935
Jack E. Nelson...............      2,049           110,864           84,000         214,425
Hugo F. Sonnenschein.........      1,848            74,118          105,000         222,935
Suzanne H. Woolsey...........      2,049            68,505          100,000         214,425
INTERESTED MANAGING GENERAL
  PARTNER:
Wayne W. Whalen..............      1,848            80,233          105,000         222,935

(1) Richard F. Powers III and Mitchell M. Merin resigned as members of the Board of Trustees of the Fund and other funds in the Fund Complex on September 22, 2005.

(2) The amounts shown in this column are the aggregate compensation from the Fund to each Managing General Partner for the Fund's fiscal year ended December 31, 2005.

(3) The funds in the Fund Complex, other than the Fund, have adopted retirement plans for trustees who are not affiliated persons of the Adviser or Van Kampen. The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by such funds for their respective fiscal years ended in 2005.

(4) The funds in the Fund Complex, other than the Fund, have adopted retirement plans for trustees who are not affiliated persons of the Adviser or Van Kampen. The amounts shown in this column represent the sum of the estimated annual benefits payable each year by the current (i.e., as of the date of this Proxy Statement) funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2005 before deferral under any deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

SHARE OWNERSHIP OF MANAGING GENERAL PARTNERS

  As of May 12, 2006, each Managing General Partner of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by such Managing General Partner/Trustee/Director in the dollar range amounts specified below:

                     INDEPENDENT MANAGING GENERAL PARTNERS

                                                                 AGGREGATE DOLLAR RANGE
                                                                  OF EQUITY SECURITIES
                                                                 IN ALL FUNDS OVERSEEN
                                      DOLLAR RANGE OF               BY THE MANAGING
                                     EQUITY SECURITIES      GENERAL PARTNER/TRUSTEE/DIRECTOR
                                        IN THE FUND               IN THE FUND COMPLEX
David C. Arch                          $1 - $10,000            $50,001 - $100,000
Jerry D. Choate                        $1 - $10,000               $1 - $10,000
Rod Dammeyer                           $1 - $10,000               Over $100,000
Linda Hutton Heagy                     $1 - $10,000            $50,001 - $100,000
R. Craig Kennedy                       $1 - $10,000               Over $100,000
Howard J Kerr                          $1 - $10,000               $1 - $10,000
Jack E. Nelson                         $1 - $10,000               $1 - $10,000
Hugo F. Sonnenschein                   $1 - $10,000            $50,001 - $100,000
Suzanne H. Woolsey                     $1 - $10,000             $10,001 - $50,000

                      INTERESTED MANAGING GENERAL PARTNER

                                                                 AGGREGATE DOLLAR RANGE
                                                                  OF EQUITY SECURITIES
                                                                 IN ALL FUNDS OVERSEEN
                                      DOLLAR RANGE OF               BY THE MANAGING
                                     EQUITY SECURITIES      GENERAL PARTNER/TRUSTEE/DIRECTOR
                                        IN THE FUND               IN THE FUND COMPLEX
Wayne W. Whalen                        $1 - $10,000               Over $100,000

  As of May 12, 2006, the officers and Managing General Partners owned less than 1% of the outstanding Shares of the Fund.

BOARD COMMITTEES AND MEETINGS

  The Fund's Board of Managing General Partners has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Managing General Partners", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  The Board's audit committee consists of Messrs. Choate, Dammeyer and Kennedy. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls. The

Board has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent auditors of the Fund, and discussed with the independent auditors the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent auditors required under Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission (the "SEC"). Each member of the Fund's audit committee is deemed an audit committee expert.

  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter for the Fund was attached as Annex A to the Fund's 2004 Proxy Statement.

  The Board's brokerage and services committee consists of Mesdames Heagy and Woolsey and Mr. Sonnenschein. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Van Kampen Investor Services.

  The Board's governance committee consists of Messrs. Arch, Kerr and Nelson. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Managing General Partners on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Managing General Partners of the Fund select and nominate any other nominee Independent Managing General Partners for the Fund. While the Independent Managing General Partners of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Managing General Partners as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Managing General Partners as described below.

  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The governance committee charter for the Fund, which includes the Fund's nominating policies, was attached as Annex B to the Fund's 2004 Proxy Statement.

  During the Fund's last fiscal year, the Board held 14 meetings. During the Fund's last fiscal year, the audit committee of the Board held 4 meetings, the brokerage and services committee held 4 meetings and the governance committee held 3 meetings. During the Fund's last fiscal year, each Managing General Partner during the period such Managing General Partner served as such attended at least 75% of the meetings of the Board of Managing General Partners and all committee meetings thereof of which each Managing General Partner was a member.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to the Fund's Board of Managing General Partners. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such Managing General Partner above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUND

  The following information relates to the executive officers of the Fund. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Managing General Partners and serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (67)        Executive Vice      Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   President and       since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Principal                       since May 2003. Managing Director of Van Kampen Advisors
                              Executive Officer               Inc. since June 2003. Director of Investor Services since
                                                              September 2002. Director of the Adviser, Van Kampen
                                                              Investments and Van Kampen Exchange Corp. since January
                                                              2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                              & Co. Incorporated. Managing Director and Director of Morgan
                                                              Stanley Investment Management Inc. Chief Administrative
                                                              Officer, Managing Director and Director of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. Managing Director and Director of Morgan Stanley
                                                              Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust.
                                                              Executive Vice President and Principal Executive Officer of
                                                              the Institutional and Retail Morgan Stanley Funds. Director
                                                              of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                              Officer of Morgan Stanley Investment Management Inc. and
                                                              Executive Vice President of funds in the Fund Complex from
                                                              May 2003 to September 2005.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Dennis Shea (52)              Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                            and Van Kampen Advisors Inc. Chief Investment
                                                              Officer -- Global Equity of the same entities since February
                                                              2006. Vice President of Morgan Stanley Institutional and
                                                              Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                              Director and Director of Global Equity Research at Morgan
                                                              Stanley from April 2000 to February 2006.

J. David Germany (51)         Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square                                   since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                  and Van Kampen Advisors Inc. Chief Investment
London, GRB E14 4QA                                           Officer -- Global Fixed Income of the same entities since
                                                              December 2005. Managing Director and Director of Morgan
                                                              Stanley Investment Management Ltd. Director of Morgan
                                                              Stanley Investment Management (ACD) Limited since December
                                                              2003. Vice President of Morgan Stanley Institutional and
                                                              Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (44)          Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                            Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                              the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex since August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeltus Investment Management,
                                                              Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)        Vice President and  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   Secretary           since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)         Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                    Director of Van Kampen Investments, the Adviser, Van Kampen
                                                              Advisors Inc. and certain other subsidiaries of Van Kampen
                                                              Investments, Vice President, Chief Financial Officer and
                                                              Treasurer of funds in the Fund Complex and head of Fund
                                                              Accounting for Morgan Stanley Investment Management Inc.
                                                              Prior to December 2002, Executive Director of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              Officer and         since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181    Treasurer                       of funds in the Fund Complex since August 2005. Prior to
                                                              June 2005, Vice President and Chief Financial Officer of
                                                              Enterprise Capital Management, Inc., an investment holding company.

SHAREHOLDER INFORMATION

  As of May 12, 2006, no person was known by the Fund to own beneficially 5% or more of the Fund's outstanding Shares except as follows:

                                                  AMOUNT OF      APPROXIMATE
NAME AND ADDRESS                               OWNERSHIP AS OF    PERCENTAGE
OF HOLDER                                       MAY 12, 2006     OF OWNERSHIP
----------------                               ---------------   ------------
A Fletcher Sisk Jr.                                10,252             5.8%
3009 Larkspur Run
Williamsburg, VA 23185

Comerica Bank Detroit &                            45,045            25.4%
  Edward Mardigian, Trustees
Helen Mardigian Trust
P.O. Box 75000
Detroit, MI 48275-0001

Gordon E. Moore & Betty I. Moore, Trustees         11,184             6.3%
Gordon E. Moore & Betty I. Moore Trust
100 Canada Rd.
Woodside, CA 94062-4104

Milards & Co.                                      11,371             6.4%
c/o SEI Trust Company
One Freedom Valley Dr.
Oaks, PA 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Managing General Partners of the Fund, including a majority of the Managing General Partners who are not "interested persons" of the Fund (as defined by the 1940 Act), have selected Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Managing General Partners. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

AUDIT AND OTHER FEES

  The Fund and certain "covered entities" were billed the following amounts by D&T during the Fund's two most recent fiscal years.

FISCAL YEAR ENDED 2005

                                          VAN KAMPEN       COVERED
                                         EXCHANGE FUND   ENTITIES(1)
                                         -------------   -----------
Audit Fees.............................     $23,200         N/A
Non-Audit Fees

  Audit-Related Fees...................     $     0       $321,000(2)

  Tax Fees.............................     $ 1,600(3)    $      0
  All Other Fees.......................     $     0       $      0
Total Non-Audit Fees...................     $ 1,600       $321,000
Total..................................     $24,800       $321,000

FISCAL YEAR ENDED 2004

                                          VAN KAMPEN       COVERED
                                         EXCHANGE FUND   ENTITIES(1)
                                         -------------   -----------
Audit Fees.............................     $22,080            N/A
Non-Audit Fees

  Audit-Related Fees...................           0       $198,000(2)

  Tax Fees.............................     $ 1,550(3)    $      0
  All Other Fees.......................     $     0       $      0
Total Non-Audit Fees...................     $ 1,550       $198,000
Total..................................     $23,630       $198,000

---------------

N/A -- Not applicable.

(1) Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 report.

(3) Tax Fees represent tax compliance services provided in connection with the review of the Fund's tax returns.

  The audit committee of the Managing General Partners has considered whether the provision of non-audit services performed by D&T to the Fund and Covered Entities is compatible with maintaining D&T's independence in performing audit services. The audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Fund's pre-approval policies and procedures are included in the Fund's audit committee charter, which was attached as Annex A to the Fund's 2004 Proxy Statement.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Fund, the Adviser, its affiliates or Computershare Fund Services, a solicitation firm that may be engaged to assist in proxy solicitation at an estimated cost of approximately $2,000.

PARTNER PROPOSALS

  To be considered for presentation at a Partners' meeting, rules promulgated by the SEC require that, among other things, a Partner's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2007 Annual Meeting of Partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal address by January 24, 2007. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 10, 2007. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Partner who wishes to submit proposals for consideration at a meeting of the Fund's Partners should send such proposal to the Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

GENERAL

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          Lou Anne McInnis,
                                          Assistant Secretary

May 19, 2006

                            [VAN KAMPEN FUNDS LOGO]

                                                                     EXCH 06

PROXY                                                                      PROXY

                            VAN KAMPEN EXCHANGE FUND
        NOTICE OF ANNUAL MEETING OF PARTNERS TO BE HELD ON JUNE 23, 2006

The undersigned holder of shares of Van Kampen Exchange Fund, a California limited partnership (the "Fund"), hereby appoints John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Partners to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Tuesday, June 23, 2006 at 10:30 a.m., and at any adjournments thereof ("the Meeting"), and thereat to vote all Shares which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present, in accordance with the following instructions. If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they may jointly (or if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGING GENERAL PARTNERS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGE RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 23, 2006.

                                     VOTE VIA THE TELEPHONE: 1-866-241-6192
                                     VOTE VIA THE INTERNET: https://vote.proxy - direct.com

                                     999 9999 9999 999

                                     Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                                     -----------------------------------------
                                     Signature


                                     -----------------------------------------
                                     Signature

                                                                         ,2006
                                     -----------------------------------------
                                     Dated                           VKL_13265



                             YOUR VOTE IS IMPORTANT!

       PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY NO MATTER HOW
                              MANY SHARES YOU OWN

Authority to vote for the election as Managing General Partners, the nominees named below:

                                                                                               PLEASE MARK VOTES AS IN THIS
                                                                                               EXAMPLE:               [ X ]

01. David C. Arch                                 02. Jerry D. Choate  03. Rod Dammeyer
04. Linda Hutton Heagy     05. R. Craig Kennedy   06. Howard J Kerr
                           07. Jack E. Nelson
08. Hugo F. Sonnenschein   09. Wayne W. Whalen    10. Suzanne H. Woolsey                       FOR       WITHHOLD    FOR ALL
                                                                                                                     EXCEPT
To withhold authority to vote for any nominee(s) mark "For All Except" and write the
nominee name(s) on the line provided:                                                           [ ]         [ ]        [ ]


-----------------------------------------------------

             TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.